SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934


Date of Report (date of earliest event reported):  November 25, 1998

                              Financial Asset Securitization, Inc.
	          Mortgage Participation Securities Series 1997 NAMC1
   		(Exact name of registrant as specified in its charter)


              Virginia          		  0-15483  	    53-1526174
(State or Other Jurisdiction 	(Commission      (I.R.S. Employer
of Incorporation)		File Number)	Identification No.)

901 East Byrd Steet
Richmond, Virginia						 23219
(Address of Principal Executive Offices)			(Zip Code)


Registrant's telephone number, including area code:         (804) 344-7575
Item 5.	Other Events

		On behalf of Financial Asset Securitization, Inc. Mortgage Particiption Securities, Series 1997-NAMC 1, a Trust creat-ed pursuant to the Pooling and Servicing Agreement, dated April 1, 1997, by The First National Bank of Chicago, as trustee for the Trust, the Trustee has caused to be filed with the Commission, the Monthly Report dated November 25, 1998. The Monthly Report is filed pursuant to and in accordance with (1) numerous no-action letters (2) current Commission policy in the area. The filing of the Monthly Report will occur subsequent to each monthly distribution to the holders of the Certificates, Due May 25, 2027.

		A. 	Monthly Report Information:
			See Exhibit No. 1

		B.	Have any deficiencies occurred?   NO.
				Date:
				Amount:

		C.	Item 1: Legal Proceedings:	NONE

		D.	Item 2: Changes in Securities:	NONE

		E.	Item 4: Submission of Matters to a Vote of Certifi-
			catholders:  NONE

		F.	Item 5: Other Information - Form 10-Q, Part II -
			Items 1,2,4,5 if applicable:  NOT APPLICABLE

Item 7. Monthly Statements and Exhibits
Exhibit No.
1.




                                       Loss ofReimburse-
      Beginning                         Prin- ment of  Remaining
Class  Balance   Principal   Interest   cipal  Losses   Balance
FXA-1       0.00       0.00       0.00   0.00    0.00        0.00
FXA-220258504.61   14852.04  130836.18   0.00    0.00 20243652.57
FXA-3 4616554.93 1519049.17   28276.40   0.00    0.00  3097505.76
FXA-413200375.00       0.00   82502.34   0.00    0.00 13200375.00
FXA-5 5125000.00       0.00   33098.96   0.00    0.00  5125000.00
FXA-6 4001000.00       0.00   25839.79   0.00    0.00  4001000.00
FXA-7 1000000.00       0.00    6458.33   0.00    0.00  1000000.00
FXA-8 6862287.42  810159.49   32420.76   0.00    0.00  6052127.93
FXA-9 6862287.42 NA           16187.11 NA        0.00  6052127.93
FXP     72722.40    5942.87 NA           0.00    0.00    66779.53
FXS   5342318.69 NA           34502.47 NA        0.00  5141579.77
A-1  17307671.62 1909833.25  111778.71   0.00    0.00 15397838.37
A-2   6962000.00       0.00   44962.92   0.00    0.00  6962000.00
A-3   1951000.00       0.00   12600.21   0.00    0.00  1951000.00
A-4  13518478.18   11096.51   87306.84   0.00    0.00 13507381.67
P      909602.09   21784.55 NA           0.00    0.00   887817.54
S      530535.55 NA            3426.38 NA        0.00   516451.36
B-1   5126532.69    3940.78   33108.86   0.00    0.00  5122591.91
B-2   2085369.33    1603.03   13468.01   0.00    0.00  2083766.30
B-3   1303355.47    1001.89    8417.50   0.00    0.00  1302353.58
B-4    782012.87     601.14    5050.50   0.00    0.00   781411.73
B-5    434452.48     333.96    2805.84   0.00    0.00   434118.52
B-6    695124.54     534.27    4489.35   0.00    0.00   694590.27
R           0.00       0.00       0.00   0.00 NA             0.00
RP          0.00       0.00       0.00   0.00 NA             0.00







                                       Reimbur-
                                       ment of
                 Beginning             Realized       Remaining
     Class       Balance    Principal  Losses InterestBalance
     FXA-1          0.00000   0.000000 0.0000 0.00000    0.000000
     FXA-2        988.21974   0.724490 0.0000 6.38225  987.495247
     FXA-3        397.16756 130.685556 0.0000 2.43265  266.482000
     FXA-4       1000.00000   0.000000 0.0000 6.25000 1000.000000
     FXA-5       1000.00000   0.000000 0.0000 6.45833 1000.000000
     FXA-6       1000.00000   0.000000 0.0000 6.45833 1000.000000
     FXA-7       1000.00000   0.000000 0.0000 6.45833 1000.000000
     FXA-8        248.04194  29.283753 0.0000 1.17187  218.758188
     FXA-9        248.04194   0.000000 0.0000 0.58509  218.758188
     FXP          893.51632  73.018098 0.0000 0.00000  820.498225
     FXS          547.89185   0.000000 0.0000 3.53847  527.304685
     A-1          398.38679  43.960410 0.0000 2.57291  354.426383
     A-2         1000.00000   0.000000 0.0000 6.45833 1000.000000
     A-3         1000.00000   0.000000 0.0000 6.45833 1000.000000
     A-4          986.75023   0.809964 0.0000 6.37276  985.940268
     P            836.23809  20.027516 0.0000 0.00000  816.210570
     S            441.48017   0.000000 0.0000 2.85123  429.760144
     B-1          987.62318   0.759189 0.0000 6.37840  986.863994
     B-2          987.62319   0.759189 0.0000 6.37840  986.864002
     B-3          987.62320   0.759186 0.0000 6.37840  986.864011
     B-4          987.62318   0.759194 0.0000 6.37840  986.863982
     B-5          987.62319   0.759178 0.0000 6.37840  986.864016
     B-6          987.62429   0.759084 0.0000 6.37841  986.865203
     R              0.00000   0.000000 0.0000 0.00000    0.000000
     RP             0.00000   0.000000 0.0000 0.00000    0.000000







	SIGNATURES

	Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

			Financial Asset Securitization, Inc.



				By    	/s/ Richard Tarnas
				Name:   Richard Tarnas
				Title:	Vice President,
					The First National Bank of Chicago

Dated: November 25, 1998